TRILOMA EIG GLOBAL ENERGY FUND

SUPPLEMENT NO. 2

DATED MARCH 30, 2016

TO PROSPECTUS

AND

STATEMENT OF ADDITIONAL INFORMATION

DATED

JULY 24, 2015

We are providing you with this Supplement No. 2 dated March 30, 2016, to update the prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) of the Triloma EIG Global Energy Fund, each dated July 24, 2015.

The information in this Supplement No. 2 modifies and supersedes some of the information contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

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The section of the Prospectus entitled “Principal Investment Strategies” is hereby deleted and replaced with the following:

Principal Investment Strategies.  The Fund seeks to achieve its investment objectives by investing primarily in a global portfolio of privately originated energy company and project debt. The Fund will invest on a global basis primarily in companies and projects located in the United States, Canada, Western Europe, Australia and Latin America. The Fund intends to invest a significant portion of its assets in companies and projects located outside the United States. The Fund expects that a substantial portion of its portfolio will consist of senior and subordinated debt, which may take the form of corporate or project loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by yield enhancements. These yield enhancements are typically expected to include royalty interests in mineral, oil and gas properties, warrants, options, net profits interests, cash flow participations or other forms of equity participation. The investment approach involves identifying companies or projects that have hard assets with a long useful life, and the portfolio is expected to include primarily floating-rate investments that provide protection in rising interest rate and inflationary environments. The Fund may separately invest in common or preferred stock of energy companies. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt and equity investments of energy companies and projects.  The Fund may structure certain investments at the project-level, as opposed to the corporate-level. A project-level investment may involve the transfer of certain company assets to a special purpose vehicle for one or more business reasons, including to facilitate the segregation of assets and liabilities and/or the perfection of a security interest in the relevant assets of the project. We broadly define the energy company and project investment sub-sectors as follows: (i) upstream; (ii) midstream; (iii) downstream; (iv) power; (v) renewables; (vi) resources; (vii) infrastructure; and (viii) other energy. For a further discussion of the Fund’s principal investment strategies, see “Investment Objectives, Opportunities and Strategies” at page 31.

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The first sentence of the second paragraph of the section of the Prospectus entitled “Summary of Terms—The Sub-Adviser” is hereby deleted and replaced with the following:

EIG is an indirect subsidiary of EIG Partners, an investment firm specializing in private investments in energy and energy-related infrastructure projects on a global basis, with approximately $14.7 billion under management as of December 31, 2015.

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The first paragraph of the section of the Prospectus entitled “The Advisor and Sub-Advisor—EIG” is hereby deleted and replaced with the following:

The sub-advisor is a Delaware limited liability company that was formed in 2014 for the purpose, among other things, of being our Sub-Advisor and has been continuously registered as an investment advisor since its initial registration. EIG is an indirect subsidiary of EIG Partners, which specializes in private investments in energy and energy-related infrastructure on a global basis and has $14.7 billion under management as of December 31, 2015. During its 34-year history, EIG Partners has committed more than $21.5 billion in the sector through over 300 projects or companies in 35 countries on six continents. EIG Partners’ investors include many of the leading pension plans, insurance companies, endowments, foundations and sovereign wealth funds in the U.S., Asia and Europe.

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The first and second paragraphs of the section of the Prospectus entitled “Investment Objectives, Opportunities and Strategies—Flexible Investment Strategy—Borrowings” are hereby deleted and replaced with the following:

The Fund is permitted to borrow using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, reverse repurchase agreements, securities lending agreements or other forms of synthetic leverage. Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (in the event leverage is obtained solely through debt) or 200% or more (in the event leverage is obtained solely though preferred stock). The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, swaps, futures and forward contracts, options, the leverage incurred in securities lending and other derivative transactions or short selling, together with any other senior securities representing indebtedness, by requiring asset coverage (as defined in the 1940 Act) immediately after any borrowing of 300% or more.  To the extent the Fund “covers” its commitment under these transactions, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings (or, as the case may be, the 200% asset coverage requirement applicable to preferred shares). The Fund will “cover” its applicable positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

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Effective March 17, 2016, Elizabeth Strouse has replaced Eric S. Nadeau as the Fund’s Chief Financial Officer.  Accordingly, all references to Mr. Nadeau as the Chief Financial Officer are hereby deleted and replaced with Ms. Strouse. Additionally, the fourth paragraph of the section of the Prospectus entitled “Management of the Fund—Management and Investment Personnel” is hereby deleted and replaced with the following:

Elizabeth Strouse. Ms. Strouse serves as our Chief Financial Officer. Ms. Strouse also currently serves as chief financial officer of Triloma, positions that she has held since 2016. Ms. Strouse has extensive accounting, administration and financial reporting experience in the investment management industry. Prior to joining Triloma, Ms. Strouse served as managing director with State Street Corp, primarily responsible for assisting their key asset management clients navigate the complex regulatory environment. From 2009 to 2014, Ms. Strouse served as chief accounting officer of Transamerica Asset Management, providing oversight for approximately $70 billion of assets under management within approximately 190 registered funds, including serving as the principal financial officer, chairman of the valuation committee, and member of various risk committees. Prior to joining Transamerica, Ms. Strouse led the fund administration team at TIAA-CREF and provided assurance services for investment management clients at PricewaterhouseCoopers. Ms. Strouse is a certified public accountant and received her B.B.A. in Accounting from the University of Michigan, and her M.Acc. from the University of South Florida.

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The first sentence of the eighth paragraph of the section of the Prospectus entitled “Plan of Distribution—Compensation of the Dealer Manager and Participating Broker-Dealers” is hereby deleted and replaced with the following:

If an investor purchases shares through one of these channels in this offering, we may sell the Shares at a negotiated discount of 1.00%, 1.25% or 1.50% from the public offering price, reflecting that a portion of the dealer manager fees, will not be paid in connection with such purchases.

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The second sentence of the first paragraph of the section of the SAI entitled “Description of Capital Structure—Number of Trustees; Appointment of Trustees; Vacancies; Removal” is hereby deleted and replaced with the following:

As set forth in the declaration of trust, a Trustee’s term of office shall continue until his or her death, resignation, removal, bankruptcy or adjudicated incompetence.

Please retain this Supplement with your Prospectus and Statement of Additional Information.